Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

16-05

Contacts:

Investors - Kip Rupp, CFA	Media – Deborah Buks and Molly LeCronier
Quanta Services, Inc.	Ward Creative Communications
713-629-7600	713-869-0707

QUANTA SERVICES ANNOUNCES CEO TRANSITION

CHIEF OPERATING OFFICER EARL “DUKE” AUSTIN NAMED CHIEF EXECUTIVE OFFICER

COMPANY REAFFIRMS ITS GROWTH STRATEGY & FULL YEAR GUIDANCE

HOUSTON, Mar. 14, 2016 — Quanta Services, Inc. (NYSE: PWR) today announced that president and chief executive officer (CEO) Jim O’Neil, has stepped down as part of Quanta’s ongoing leadership succession planning. Quanta’s board of directors has named current chief operating officer (COO), Earl “Duke” Austin, Jr., to succeed Mr. O’Neil as president and CEO. Mr. Austin will retain his current title of COO in addition to president and CEO. Mr. O’Neil has also resigned from the board of directors, and the board has appointed Mr. Austin to fill that position. Mr. O’Neil will remain available to Mr. Austin and the company as part of this planned succession.

Bruce Ranck, independent chairman of the board stated, “On behalf of the board, I want to thank Jim for his many contributions to Quanta over his distinguished 17 year career with the company, including the last five years as president and CEO. As CEO, Jim oversaw significant, profitable growth and was critical in developing and implementing Quanta’s long-term strategic initiatives and setting the stage for the company’s next phase of growth.

“Jim and the board believe that Duke Austin is uniquely suited to lead Quanta forward. Since joining Quanta in 2001, Duke has been an important part of our success, taking on increasingly larger roles in our organization, and has been a key architect of our current growth strategy. He is a proven leader who has built outstanding teams, developed and executed value enhancing strategies and demonstrated a keen ability to anticipate industry changes. Quanta has an incredibly bright future and we look forward to continuing to work with Duke and our talented team to deliver on that promise.”

Mr. Austin said, “I am humbled by the trust and confidence that Jim and the board are placing in me with this appointment. I am fortunate to transition into the CEO role at Quanta following Jim’s strong direction over the past five years. We have many opportunities to enhance Quanta’s leadership position in the industry and to continue to profitably grow our business. As we do, we will remain committed to driving long-term value for our employees, customers and stockholders.”

Mr. O’Neil added, “I am honored to have been part of the Quanta family and feel privileged to have served as the company’s CEO. I am proud of what we have accomplished at Quanta and remain excited about the opportunities that lie ahead for this tremendous organization. Quanta’s competitive differentiation is strong and the long term outlook for our end markets is bright. Duke is a leader with deep knowledge and experience about all aspects of our business and having worked with him for 15 years, I am confident he is the right leader at the right time to lead Quanta forward.”

Austin, 46, brings more than two decades of industry experience to the position and represents the fourth generation within his family to work in the electric infrastructure business. He has served as Quanta’s chief operating officer since January 2013. He previously served as president of the electric power division and oil and gas division from May 2011 to December 2012 and had responsibility for oversight of power and pipeline operations since January 2011. He served as president of the oil and gas division from October 2009 to May 2011 and as president of North Houston Pole Line, L.P., an electric power and natural gas specialty contractor and now a subsidiary of Quanta, from 2001 until September 2009. He is currently a director of the Southwest Line Chapter of the National Electrical Contractors Association. Mr. Austin holds a bachelor of arts in business management.

The Company also reaffirmed its growth strategy and 2016 outlook as outlined on its fourth quarter and full year 2015 earnings call on February 25, 2016. Quanta continues to believe that the execution of its well-defined strategy will enable it to deliver long-term value.

ABOUT QUANTA SERVICES

Quanta Services is a leading specialized contracting services company, delivering infrastructure solutions for the electric power and oil and gas industries. Quanta’s comprehensive services include designing, installing, repairing and maintaining energy infrastructure. With operations throughout the United States, Canada and Australia and in select other international markets, Quanta has the manpower, resources and expertise to safely complete projects that are local, regional, national or international in scope. For more information, visit www.quantaservices.com.

Forward Looking Statement

This press release (and oral statements regarding the subject matter of this press release) contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to growth strategy and outlook, leadership position, delivering long-term value, and the company’s future and opportunities, as well as statements reflecting expectations, intentions, assumptions or beliefs about future events, and other statements that do not relate strictly to historical or current facts. Although Quanta’s management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These statements can be affected by inaccurate assumptions and by known and unknown risks and uncertainties that are difficult to predict or beyond Quanta’s control, including, among others, risks arising from executive succession; market conditions; the effects of industry, economic or political conditions outside of the control of Quanta; quarterly variations in operating results; adverse economic and financial conditions, including weakness in the capital markets; trends and growth opportunities in relevant markets; delays, reductions in scope or cancellations of anticipated, pending or existing projects, including as a result of weather, regulatory or environmental processes, project performance issues, or customers’ capital constraints; the successful negotiation, execution, performance and completion of anticipated, pending and existing contracts, including the ability to obtain awards of projects on which Quanta bids or is otherwise discussing with customers; the ability to attract skilled labor and retain key personnel and qualified employees; potential shortage of skilled employees; dependence on fixed price contracts and the potential to incur losses with respect to these contracts; estimates relating to the use of percentage-of-completion accounting; adverse impacts from weather; the ability to generate internal growth; competition in Quanta’s business, including the ability to effectively compete for new projects and market share; potential failure of renewable energy initiatives, the economic stimulus package or other existing or potential legislative actions to result in increased demand for Quanta’s services; liabilities associated with multi-employer pension plans, including underfunding of liabilities and termination or withdrawal liabilities; the possibility of further increases in the liability associated with Quanta’s withdrawal from a multi-employer pension plan; liabilities for claims that are self-insured or not insured; unexpected costs or liabilities that may arise from lawsuits or indemnity claims asserted against Quanta; the outcome of pending or threatened litigation; risks relating to the potential unavailability or cancellation of third party insurance, the exclusion of coverage for certain losses, and potential increases in premiums for coverage deemed beneficial to Quanta; cancellation provisions within contracts and the risk that contracts expire and are not renewed or are replaced on less favorable terms; loss of customers with whom Quanta has long-standing or significant relationships; the potential that participation in joint ventures exposes Quanta to liability and/or harm to its reputation for acts or omissions by partners; Quanta’s inability or failure to comply with the terms of its contracts, which may result in unexcused delays, warranty claims, failure to meet performance guarantees, damages or contract terminations; the effect of natural gas, natural gas liquids and oil prices on Quanta’s operations and growth opportunities and on Quanta’s customers’ capital programs and the resulting impact on demand for Quanta’s services; the future development of natural resources in shale formations; the inability of customers to pay for services; the failure to recover on payment claims against project owners or to obtain adequate compensation for customer-requested change orders; the failure of Quanta’s customers to comply with regulatory requirements applicable to their projects, including those related to awards of stimulus funds, which may result in project delays and cancellations; budgetary or other constraints that may reduce or eliminate tax incentives for or government funding of projects, including stimulus projects, which may result in project delays or cancellations; estimates and assumptions in determining financial results and backlog; the ability to realize backlog; risks associated with operating in international markets, including instability of foreign governments, currency fluctuations, tax and investment strategies and compliance with the laws of foreign jurisdictions as well as the U.S. Foreign Corrupt Practices Act and other applicable anti-bribery and anti-corruption laws; the ability to successfully identify, complete, integrate and realize synergies from acquisitions; the potential adverse impact resulting from uncertainty surrounding acquisitions, including the ability to retain key personnel from the acquired businesses and the potential increase in risks already existing in Quanta’s operations; the adverse impact of impairments of goodwill, receivables, property and equipment and other intangible assets or investments; growth outpacing Quanta’s decentralized management and infrastructure; requirements relating to governmental regulation and changes thereto; inability to enforce Quanta’s intellectual property rights or the obsolescence of such rights; risks related to the implementation of an information technology solution; the impact of a unionized workforce on operations, including labor stoppages or interruptions due to strikes or lockouts; potential liabilities relating to occupational health and safety matters; Quanta’s dependence on suppliers, subcontractors and equipment manufacturers; beliefs and assumptions about the collectability of receivables; the cost of borrowing, availability of credit and cash, fluctuations in the price and volume of Quanta’s common stock, debt covenant compliance, interest rate fluctuations and other factors affecting financing and investing activities; the ability to access sufficient funding to finance desired growth and operations; the ability to obtain performance bonds; potential exposure to environmental liabilities; the ability to continue to meet the requirements of the Sarbanes-Oxley Act of 2002; rapid technological and structural changes that could reduce the demand for Quanta’s services; the impact of increased healthcare costs arising from healthcare reform legislation; the impact of regulatory changes on labor costs; the impact of significant fluctuations in foreign currency exchange rates; the business, accounting or other effects from the sale of Quanta’s fiber optic licensing operations; the potential for claims or damages associated with the sale of Quanta’s fiber optic licensing operations, including as a result of indemnity claims; the terms of the ASR and factors affecting the final number and price of shares to be purchased thereunder, including the volume-weighted average share price of common stock, actions by the counterparty, events and transactions that result in termination of the ASR or adjustments of shares purchased or amounts paid under the ASR, and other risks and uncertainties detailed in Quanta’s Annual Report on Form 10-K for the year ended Dec. 31, 2015 and any other documents that Quanta files with the Securities and Exchange Commission (SEC). For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Quanta further expressly disclaims any written or oral statements made by any third party regarding the subject matter of this press release.

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